Exhibit 10.37

ADDENDUM TO SECURITIES PURCHASE AGREEMENT

股份购买协议附录

本附录由以下各方于2020年11月17日 （“签署日”）在重庆市签订：

This Addendum is executed in Chongqing, China on this day of November 17, 2020 (“Execution Date”) by and among:

甲方 Party A：重庆精煌泰企业管理咨询有限公司

Party A：Chongqing Jinghuangtai Business Management Consulting Co., Ltd.

授权代表: 代泽书

Authorized representative：Zeshu Dai

乙方Party B：

乙方一： 周俊

Party B (I)：Jun Zhou

身份证号:

ID No.:

乙方二：周佳萍

Party B (II): Jiaping Zhou

身份证号:

ID No.:

丙方： 重庆集茂仓饲料有限公司

Party C： Chongqing Ji Mao Cang Feed Co., Ltd.

授权代表： 周佳萍

Authorized representative：Jiaping Zhou

丁方：China Xiangtai Food Co., Ltd.

Party D: China Xiangtai Food Co., Ltd.

授权代表：代泽书

Authorized representative：Zeshu Dai

BACKGROUND

背景情况

上述各方于2020年4月3日签订了股份购买协议（以下简称“协议”）。协议的各方希望根据修改本附录中规定澄清并修订协议的某些条款，以阐明协议中的原始含义。本附录构成必要各方签署的书面协议，以对以下指定协议的修订生效

Parties mentioned above entered into that certain securities purchase agreement dated April 3, 2020 (the “Agreement”). The parties to the Agreement wish to clarify and amend certain provision of the Agreement as set forth in this Addendum to clarify original meaning in the Agreement. This Addendum constitutes a written agreement signed by the necessary parties in order to effectuate the amendments to the Agreement specified below。

因此，考虑到前述内容以及此处列出的各个公约和协议，双方同意如下：

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

A）双方同意协议的第3.1条应按以下规定进行修订。

A)	The parties hereto agree that Article 3.1 of the Agreement shall be amended as set forth below.

“各方同意，为确保甲方从乙方二处取得丙方51%股权的质押以及VIE协议的签署，甲方和丁方同意向乙方二或者其指定方合计支付742万美元对价(“总对价”)，全部以每股票面金额为0.01美元的丁方普通股（“普通股”）股份（“对价股份”）支付。双方一致同意依2020年2月4日收盘价每股3.71美元计，股份对价合计为200万股丁方普通股：In exchange for the pledge of 51% equity interest of Party C from Part B (II) to Party A and execution of the VIE Agreements, Party A and Party D shall deliver total consideration of US$7,420,000 (“Total Consideration”), all of which shall be paid in such number shares of common stock (“Common Stock”), par value $0.01, of Party D (“Share Consideration”) to Party B(II) or her designee(s). The Parties agree the Share Consideration shall be an aggregate of 2,000,000 shares of Commons Stock of Party D which is based on the closing price of US$3.71 on February 4, 2020.”

B）双方同意协议的第4.1条应按以下规定进行修订

B)	The parties hereto agree that Article 4.1 of the Agreement shall be amended as set forth below.

“各方同意，自VIE协议签署之日起，甲方将取得丙方51%股权的质押；乙方二将尽其最大努力，根据VIE协议的规定，在2020年4月3日或丁方允许的其他时间前完成股权质押登记手续。The Parties agree that, upon execution of the VIE Agreements hereof, Party A shall be able to pledge 51% equity interest of Party C for its benefit. Party B (II) shall use her best effort to complete share pledge registration procedure required by VIE Agreements before April 3, 2020 or any other period agreed by Party D.”

完整协议。 本附录与协议一起包含了各方对本协议的全部理解，并取代了各方已承认的关于此类事项的所有先前的口头或书面协议，理解，讨论和陈述

Entire Agreement. This Addendum along with the Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Addendum.

（以下无正文，为本协议签署页）

(Intentionally Left Blank and Signature Page follows)

甲方 Party A：

重庆精煌泰企业管理咨询有限公司

Chongqing Jinghuangtai Business Management Consulting Co., Ltd.

/s/ Zeshu Dai
姓名/Name：代泽书 Zeshu Dai
职务/Title ： 执行董事 Executive Director

乙方一Party B(I):
周俊 Jun Zhou

/s/ Jun Zhou

乙方二Party B(II):
周佳萍Jiaping Zhou

/s/ Jiaping Zhou

丙方/Party C：
重庆集茂仓饲料有限公司
Chongqing Ji Mao Cang Feed Co., Ltd.

/s/ Jiaping Zhou
姓名/Name：周佳萍 Jiaping Zhou
职务/Title：授权签字人Authorized Representative

丁方/Party D
China Xiangtai Food Co., Ltd.

/s/ Zeshu Dai
姓名/Name：代泽书 Zeshu Dai
职务/Title ：董事长 Chairwoman